Exhibit 99.2

           Pursuant to Rule 13d-1(f)(1)(iii) of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, each of the undersigned agrees that the statement to which this Exhibit is attached is filed on its behalf.


December 5, 1994                   SPELLING ENTERTAINMENT INC.


                                   By: /s/ Thomas W. Hawkins
                                       -------------------------------
                                       Name:  Thomas W. Hawkins
                                       Title: Vice President, General Counsel
                                              and Secretary



                                   PVI TRANSMISSION INC.


                                   By:  /s/ Mark Rosenthal
                                        ------------------------------
                                        Name:   Mark Rosenthal
                                        Title:  Co-President and Secretary


                                                      *
                                      -----------------------------------
                                      Sumner M. Redstone, Individually



*By /s/ Philippe P. Dauman
    ---------------------------
      Philippe P. Dauman
      Attorney-in-Fact
      under the Limited Power of
      Attorney filed as Exhibit 99.2
      to the Statement